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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 22, 2004


                         Commission file number 1-12215


                         Quest Diagnostics Incorporated
                               One Malcolm Avenue
                               Teterboro, NJ 07608
                                 (201) 393-5000


                                    Delaware
                            (State of Incorporation)


                                   16-1387862
                     (I.R.S. Employer Identification Number)


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Item 7.   Financial Statements and Exhibits


c.       Exhibits
         --------
         99.1 Press release of Quest Diagnostics Incorporated dated July 22, 2004 announcing the expansion of the company's share repurchase program and a quarterly cash dividend.

         99.2 Press release of Quest Diagnostics Incorporated dated July 22, 2004 announcing, among other things, its results for the quarter and six months ended June 30, 2004.

Item 9. Regulation FD Disclosure

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure". On July 22, 2004, Quest Diagnostics Incorporated issued a press release announcing the expansion of the company's share repurchase program and a quarterly cash dividend. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated by reference herein.

Item 12. Results of Operations and Financial Condition

         The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition". On July 22, 2004, Quest Diagnostics Incorporated issued a press release announcing, among other things, its results for the quarter and six months ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.





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                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         July 22, 2004


                         QUEST DIAGNOSTICS INCORPORATED



                         By: /s/Robert A. Hagemann
                             ------------------------
                             Robert A. Hagemann
                             Senior Vice President and Chief Financial Officer